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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 6, 2001
                              (September 6, 2001)

                                 Arch Coal, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   1-13105                 43-0921172
 ----------------------------     ----------------        -------------------
 (State or other jurisdiction     (Commission File        (I.R.S. Employer
    of incorporation)                 Number)             Identification No.)



               CityPlace One, Suite 300, St. Louis, Missouri 63141
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (314) 994-2700














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Item 5.  Other Events.

         On September 6, 2001, certain members of Arch Coal, Inc.'s management will make a presentation to members of the business and investment community. The text of slides to be shown during the presentation is attached hereto and incorporated herein by reference in its entirety.

         The furnishing of Exhibit 99 is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available. Statements in Exhibit 99 which are not statements of historical fact are forward-looking statements within the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Arch Coal at the time the statements are made. Because these forward-looking statements are subject to various risks and uncertainties, actual results may differ materially from those projected in the statements. These expectations, assumptions and uncertainties include: Arch Coal's expectation of continued growth in the demand for electricity; belief that legislation and regulations relating to the Clean Air Act and the relatively higher costs of competing fuels will increase demand for its compliance and low-sulfur coal; expectation of continued improved market conditions for the price of coal; expectation that Arch Coal will continue to have adequate liquidity from its cash flow from operations, together with available borrowings under its credit facilities, to finance Arch Coal's working capital needs; a variety of operational, geologic, permitting, labor and weather related factors; and the other risks and uncertainties which are described in Arch Coal's periodic and other filings with the Securities and Exchange Commission.


Item 7.  Financial Statements and Exhibits.

     (c)    The following Exhibit is filed with this Current Report on Form 8-K:

            Exhibit No.          Description
            99                   Text of slides to be shown during Arch Coal's
                                 presentation on September 6, 2001.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 6, 2001                 ARCH COAL, INC.



                                          By:  /s/ Robert G. Jones
                                          --------------------------------------
                                          Robert G. Jones
                                          Vice President - Law, Secretary and
                                          General Counsel































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                                  EXHIBIT INDEX


Exhibit No.       Description
99                Text of slides to be shown during Arch Coal's presentation on
                  September 6, 2001.








































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